                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 21, 2001
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                                    NN, INC.
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             (Exact name of registrant as specified in its charter)

 DELAWARE                           0-23486                     62-1096725
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(State or other jurisdiction      (Commission                  (IRS Employer
 of incorporation)                File Number)               Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee                   37604
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (423) 743-9151
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On December 21, 2001, the Company issued a press release announcing it sold its interest in a Chinese joint venture company. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

         99.1     Press Release dated December 21, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 21, 2001
                                       NN, INC.

                                       By:  William C. Kelly, Jr.
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                                            William C. Kelly, Jr.,
                                            Chief Accounting Officer